October 31, 2002
--------------------------------------------------------------------------------
       Oppenheimer                                Annual Report
       Capital Preservation                         -------
       Fund                                        Management
                                                  Commentaries
--------------------------------------------------------------------------------


Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements


"During the period, the bond market's performance was driven in part by continued low inflation, low interest rates and an unsteady economic recovery. Although U.S. government securities benefited from declining interest rates during the first half of the period, they gave back some of those gains during the second half when the economy began to recover and investors anticipated higher interest rates.This, in turn, caused the Fund to generate lower income for the period. However, the Fund continued to provide significantly greater income than many alternative shorter-term fixed income investments, such as money markets and certificates of deposit."



                                                [LOGO] OppenheimerFunds[R]
                                                       The Right Way to Invest

HIGHLIGHTS


    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Manager

 6  Fund Performance

12  Financial
    Statements

30  Independent
    Auditors' Report

31  Federal Income Tax
    Information

32  Trustees and Officers


Fund Objective
Oppenheimer Capital Preservation Fund seeks high current income while seeking to maintain a stable value per share.

Fund Highlight
As of October 31, 2002, the Fund's Class A shares were rated 4 stars overall by Morningstar Mutual Funds for the 3-year period among 157 (3-year) Multi-sector Bond funds. 1



Average Annual Total Returns*
          For the 1-Year Period
          Ended 10/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A    5.25%       1.57%
---------------------------------
Class B    4.59        0.59
---------------------------------
Class C    4.58        3.58
---------------------------------
Class N    5.29        4.29
---------------------------------
Class Y    5.35

---------------------------------

Standardized Yields 2

For the 30-days Ended 10/31/02
--------------------------------
Class A                   4.01%
--------------------------------
Class B                   3.79
--------------------------------
Class C                   3.72
--------------------------------
Class N                   4.80
--------------------------------
Class Y                   4.33



Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, and the next 22.5% receive 4 stars. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics. Oppenheimer Capital Preservation Fund was rated against the following numbers of U.S.-domiciled Multi-sector Bond funds over the following time periods ended 10/31/02: 157 funds in the last three years. With respect to these Multi-sector Bond funds, Oppenheimer Capital Preservation Fund received a Morningstar Rating of 4 stars for the three-year period. Morningstar Rating is for the A share class only; other classes may have different performance characteristics. Past performance is no guarantee of future results.

2. Standardized yield is based on net investment income for the 30-day period ended October 31, 2002. Falling share prices will tend to artificially raise yields.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS


Dear Shareholder,


In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.
   We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.
   In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.
   Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.




[SIDEBAR]
[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer
Capital Preservation Fund



                    1 | OPPENHEIMER CAPITAL PRESERVATION FUND

LETTER TO SHAREHOLDERS

   With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.


Sincerely,
/s/John V. Murphy
-----------------
John V. Murphy
November 21, 2002


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find weekly Market Updates, and monthly Fund updates including the most recent list of top holdings.



                    2 | OPPENHEIMER CAPITAL PRESERVATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q
How did the Oppenheimer Capital Preservation Fund perform over the 12-months ended October 31, 2002?
A. In a period characterized by volatile conditions, negative returns for most major market indices, and low interest rates, we are quite pleased with the Fund's absolute and relative returns over the fiscal year ended October 31, 2002. For the 12-month period under review, the Fund's Class A shares returned 5.25% at net asset value, versus its benchmark, the Lehman Brothers 1-3 Year Government Bond Index, which returned 5.07%.3 In addition, (as mentioned in Fund Highlights) the Fund has a 4-star overall rating from Morningstar among Multi-sector Bond funds.
   During the period, the bond market's performance was driven in part by continued low inflation, low interest rates (currently interest rates as of October 31, 2002 are at their lowest level in 40 years) and an unsteady economic recovery. Although U.S. government securities benefited from declining interest rates during the first half of the period, they gave back some of those gains during the second half when the economy began to recover and investors anticipated higher interest rates. While spread products (non-Treasury securities), such as mortgages or government agency securities, offered only a marginal yield advantage over comparable Treasuries this year, these non-Treasury securities performed well overall. Finally, in regard to mortgages specifically, we expect these securities to cheapen somewhat over the next several months to more attractive price levels.
   Some of the Fund's underlying assets lowered their dividends, in keeping with the asset classes in which they invest. This, in turn, caused the Fund to generate lower income for the period. However, the Fund continued to provide significantly greater income than many alternative shorter-term fixed income investments, such as money markets and certificates of deposit.

[SIDEBAR]
Portfolio
Management Team
Angelo Manioudakis
Benjamin Gord
Charles Moon



3. For more information on the Fund's benchmark, please see "Comparing the Fund's Performance to the Market" on page 6.



                    3 | OPPENHEIMER CAPITAL PRESERVATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


When did you assume day-to-day management of the Fund?
On April 23, 2002, we assumed direction of the Fund, not long after three of us--Angelo Manioudakis, Benjamin Gord and Charles Moon--joined OppenheimerFunds. Previously, we had managed portfolios for an institutional fixed-income asset manager, and we brought with us the very disciplined approach we utilized there.

Did you make any changes to the Fund's portfolio?
The Fund is designed to invest in shares of other Oppenheimer fixed income mutual funds. While keeping portfolio duration around 2.5 to 3 years, we attempt to allocate the assets of the portfolio primarily among shares of Oppenheimer Limited-Term Government Fund, Cl. Y (71% as of 10/31/02), Oppenheimer Bond Fund, Cl. Y (8% as of 10/31/02), Oppenheimer Money Market Fund (5% as of 10/31/02) and Oppenheimer Strategic Income Fund, Cl. Y (16% as of 10/31/02). 4 We did not make any significant changes to the portfolio's investment allocations over the past year.
   In addition, to stabilize the value per share, the Fund will enter into agreements with insurance companies, banks and other financial institutions to permit investors to generate current income while reducing portfolio volatility. We expect, through most time periods, to generate returns in excess of money market funds while maintaining similar volatility characteristics.
   The benefit of Oppenheimer Capital Preservation Fund during this period is that the Fund continued to provide higher current income than alternative short-term investments by passing along the relatively high yields paid by longer-term bonds held in its underlying funds. While providing this high current income, it shielded shareholders from market volatility by maintaining its stable net asset value per share. 5

[SIDEBAR]
The benefit of Oppenheimer Capital Preservation Fund during this period is that the Fund continued to provide higher current income than alternative short-term investments



4. The Fund's holdings and allocations are subject to change.
5. Oppenheimer Capital Preservation Fund is not a money market fund, and there can be no assurance that it will be able to maintain a stable net asset value per share.



                    4 | OPPENHEIMER CAPITAL PRESERVATION FUND

What is your outlook going forward?
Above all, we are pleased to have the opportunity to manage the Fund for shareholders, and strive to deliver a continuation of the favorable results the Fund has provided in recent years. We will continue to look for investments with a high current income (especially in comparison to money markets), low volatility and good credit quality. In short, we believe the Fund's disciplined investment process, and unique composition help make Oppenheimer Capital Preservation Fund a key ingredient of The Right Way to Invest.

[SIDEBAR]
Average Annual
Total Returns with
Sales Charge

For the Periods Ended 9/30/02 6

Class A        Since
1-Year         Inception
------------------------
1.69%          4.62%

Class B        Since
1-Year         Inception
------------------------
0.68%          4.54%

Class C        Since
1-Year         Inception
------------------------
3.67%          5.14%

Class N        Since
1-Year         Inception
------------------------
4.36%          5.57%

Class Y        Since
1-Year         Inception
------------------------
5.44%          6.05%


6. See Notes on page 10 for further details.



                    5 | OPPENHEIMER CAPITAL PRESERVATION FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's Discussion of Performance. For the fiscal year ended October 31, 2002, Oppenheimer Capital Preservation Fund produced positive absolute and relative performance. The overall bond market was extremely volatile in a period marked by record-low interest rates, little inflation threat and an unstable economic recovery. The Fund's investments were allocated mainly among other Oppenheimer funds: Oppenheimer Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer Money Market Fund and Oppenheimer Strategic Income Fund. The Fund's allocations to each of these investments did not change significantly during the period as the portfolio manager believed these current allocations provided the best opportunity for a good current yield, while remaining within the investment guidelines mandated by the Fund's investment policies and the Wrap Agreement purchased by the Fund, which is intended to maintain a stable share value.
   In addition, the Fund's current investments helped to provide some stability under highly volatile conditions. Though the Fund's dividend did slip during the period, as some of the Fund's underlying assets lowered their income payouts, it still produced a higher income relative to many other short-term investments. On April 23, 2002, the Fund's day-to-day management was put under the control of Angelo Manioudakis and other investment professionals from OppenheimerFunds, Inc.'s high-grade bond team. The Fund's holdings, strategies and management are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2002. In the case of Class A, Class B, Class C and Class Y shares, performance is measured from inception of the classes on September 27, 1999. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to that of the Lehman Brothers 1-3 Year Government Bond Index, which is an unmanaged sector index of U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government with maturities of one to three years.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.



                    6 | OPPENHEIMER CAPITAL PRESERVATION FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                    Oppenheimer Capital            Lehman Brothers 1-3 Year
                Preservation Fund (Class A)         Government Bond Index
09/27/1999                 9,650                            10,000
10/31/1999                 9,703                            10,027
01/31/2000                 9,851                            10,053
04/30/2000                 9,998                            10,208
07/31/2000                10,146                            10,423
10/31/2000                10,302                            10,642
01/31/2001                10,464                            11,021
04/30/2001                10,621                            11,214
07/31/2001                10,777                            11,449
10/31/2001                10,921                            11,831
01/31/2002                11,083                            11,833
04/30/2002                11,236                            11,950
07/31/2002                11,368                            12,250
10/31/2002                11,494                            12,430

Average Annual Total Returns of Class A Shares of the Fund at 10/31/02*
1-Year  1.57%     Since Inception  4.60%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                          Oppenheimer Capital       Lehman Brothers 1-3 Year
                       Preservation Fund (Class B)   Government Bond Index
09/27/1999                        10,000                     10,000
10/31/1999                        10,048                     10,027
01/31/2000                        10,183                     10,053
04/30/2000                        10,317                     10,208
07/31/2000                        10,451                     10,423
10/31/2000                        10,593                     10,642
01/31/2001                        10,741                     11,021
04/30/2001                        10,884                     11,214
07/31/2001                        11,026                     11,449
10/31/2001                        11,156                     11,831
01/31/2002                        11,304                     11,833
04/30/2002                        11,440                     11,950
07/31/2002                        11,554                     12,250
10/31/2002                        11,467                     12,430

Average Annual Total Returns of Class B Shares of the Fund at 10/31/02*
1-Year  0.59%    Since Inception  4.52%

*See Notes on page 10 for further details.

The performance information for the Lehman Brothers 1-3 Year Government Bond Index in the graphs begins on 9/30/99 for Class A, Class B, Class C and Class Y and on 2/28/01 for Class N shares.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.



                    7 | OPPENHEIMER CAPITAL PRESERVATION FUND

FUND PERFORMANCE

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


[LINE CHART]
                      Oppenheimer Capital        Lehman Brothers 1-3 Year
                  Preservation Fund (Class C)      Government Bond Index
09/27/1999                 10,000                         10,000
10/31/1999                 10,048                         10,027
01/31/2000                 10,183                         10,053
04/30/2000                 10,317                         10,208
07/31/2000                 10,451                         10,423
10/31/2000                 10,593                         10,642
01/31/2001                 10,741                         11,021
04/30/2001                 10,884                         11,214
07/31/2001                 11,026                         11,449
10/31/2001                 11,156                         11,831
01/31/2002                 11,304                         11,833
04/30/2002                 11,440                         11,950
07/31/2002                 11,553                         12,250
10/31/2002                 11,667                         12,430

Average Annual Total Returns of Class C Shares of the Fund at 10/31/02*
1-Year  3.58%     Since Inception  5.11%


Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                   Oppenheimer Capital          Lehman Brothers 1-3 Year
                Preservation Fund (Class N)       Government Bond Index
03/01/2001                 10,000                        10,000
04/30/2001                 10,103                        10,110
07/31/2001                 10,251                        10,322
10/31/2001                 10,387                        10,666
01/31/2002                 10,542                        10,668
04/30/2002                 10,685                        10,773
07/31/2002                 10,810                        11,044
10/31/2002                 10,937                        11,207

Average Annual Total Returns of Class N Shares of the Fund at 10/31/02*
1-Year  4.29%    Since Inception  5.52%

*See Notes on page 10 for further details.

The performance information for the Lehman Brothers 1-3 Year Government Bond Index in the graphs begins on 9/30/99 for Class A, Class B, Class C and Class Y and on 2/28/01 for Class N shares.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.





                    8 | OPPENHEIMER CAPITAL PRESERVATION FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                        Oppenheimer Capital        Lehman Brothers 1-3 Year
                    Preservation Fund (Class Y)      Government Bond Index
09/27/1999                    10,000                        10,000
10/31/1999                    10,057                        10,027
01/31/2000                    10,217                        10,053
04/30/2000                    10,375                        10,208
07/31/2000                    10,535                        10,423
10/31/2000                    10,703                        10,642
01/31/2001                    10,878                        11,021
04/30/2001                    11,048                        11,214
07/31/2001                    11,216                        11,449
10/31/2001                    11,373                        11,831
01/31/2002                    11,549                        11,833
04/30/2002                    11,708                        11,950
07/31/2002                    11,842                        12,250
10/31/2002                    11,980                        12,430


Average Annual Total Returns of Class Y Shares of the Fund at 10/31/02*
1-Year  5.35%       Since Inception  6.01%


                    9 | OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 9/27/99. Class A returns include the current maximum initial sales charge of 3.50%.

Class B shares of the Fund were first publicly offered on 9/27/99. Class B returns include the applicable contingent deferred sales charges of 4% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 9/27/99. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                   10 | OPPENHEIMER CAPITAL PRESERVATION FUND

                                                            Financial Statements
                                                                     Pages 12-29



                   11 | OPPENHEIMER CAPITAL PRESERVATION FUND

STATEMENT OF INVESTMENTS  October 31, 2002


                                                                       Market Value
                                                             Shares      See Note 1
====================================================================================
Investments in Affiliated Companies--99.0%
------------------------------------------------------------------------------------
Fixed Income Funds--93.8%
Oppenheimer Bond Fund, Cl. Y                               1,613,674   $ 15,926,959
------------------------------------------------------------------------------------
Oppenheimer Limited-Term Government Fund, Cl. Y           14,599,689    150,960,781
------------------------------------------------------------------------------------
Oppenheimer Strategic Income Fund, Cl. Y                   9,590,412     34,717,292
                                                                       -------------
                                                                        201,605,032

------------------------------------------------------------------------------------
Money Market Fund--5.2%
Oppenheimer Money Market Fund, Inc.                       11,210,287     11,210,287

------------------------------------------------------------------------------------
Total Investments, at Value (Cost $211,617,495)                 99.0%   212,815,319
------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                  1.0      2,208,814
                                                          --------------------------
Net Assets                                                     100.0%  $215,024,133
                                                          ==========================



See accompanying Notes to Financial Statements.



                   12 | OPPENHEIMER CAPITAL PRESERVATION FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002



====================================================================================
Assets
Investments, at value -- see accompanying statement:
Affiliated companies (cost $211,617,495)                              $212,815,319
------------------------------------------------------------------------------------
Cash                                                                        34,450
------------------------------------------------------------------------------------
Receivables and other assets:
Wrapper agreement                                                        1,154,060
Shares of beneficial interest sold                                         825,110
Interest and dividends                                                     431,791
Other                                                                        3,376
                                                                      --------------
Total assets                                                           215,264,106

====================================================================================
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                                      70,182
Distribution and service plan fees                                          42,532
Transfer and shareholder servicing agent fees                               42,029
Registration and filing fees                                                36,783
Legal, auditing and other professional fees                                 33,420
Shareholder reports                                                          7,459
Trustees' compensation                                                       6,373
Dividends                                                                      727
Other                                                                          468
                                                                      --------------
Total liabilities                                                          239,973

====================================================================================
Net Assets                                                            $215,024,133
                                                                      ==============

====================================================================================
Composition of Net Assets
Paid-in capital                                                       $213,291,355
------------------------------------------------------------------------------------
Overdistributed net investment income                                       (6,233)
------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                  (640,865)
------------------------------------------------------------------------------------
Net unrealized appreciation on investments and wrapper agreement         2,379,876
                                                                      --------------
Net Assets                                                            $215,024,133
                                                                      ==============




                   13 | OPPENHEIMER CAPITAL PRESERVATION FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued


================================================================================
Net Asset Value Per Share
--------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $78,552,030 and 7,858,323 shares of beneficial
interest outstanding)                                                     $10.00
Maximum offering price per share (net asset value plus sales
charge of 3.50% of offering price)                                        $10.36
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $5,204,543 and 520,481 shares
of beneficial interest outstanding)                                       $10.00
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $12,436,634 and 1,244,017
shares of beneficial interest outstanding)                                $10.00
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $118,828,617 and 11,879,361
shares of beneficial interest outstanding)                                $10.00
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per
share (based on net assets of $2,309 and 231 shares of
beneficial interest outstanding)                                          $10.00




See accompanying Notes to Financial Statements.



                   14 | OPPENHEIMER CAPITAL PRESERVATION FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002



====================================================================================
Investment Income
Dividends from affiliated investment companies                          $6,743,626
------------------------------------------------------------------------------------
Interest                                                                    12,748
                                                                        ------------
Total investment income                                                  6,756,374

====================================================================================
Expenses
Management fees                                                          1,016,474
------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                    151,854
Class B                                                                     33,280
Class C                                                                     67,612
Class N                                                                    157,951
------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                    302,124
Class B                                                                     12,787
Class C                                                                     24,640
Class N                                                                    179,862
Class Y                                                                      1,333
------------------------------------------------------------------------------------
Wrapper fees                                                               224,700
------------------------------------------------------------------------------------
Shareholder reports                                                         20,046
------------------------------------------------------------------------------------
Trustees' compensation                                                       6,336
------------------------------------------------------------------------------------
Custodian fees and expenses                                                  5,007
------------------------------------------------------------------------------------
Other                                                                       69,104
                                                                        ------------
Total expenses                                                           2,273,110
Less reduction to custodian expenses                                          (532)
Less voluntary reimbursement of expenses                                  (605,562)
Less voluntary waiver of transfer and shareholder servicing agent
fees -- Classes A, B, C and N                                             (109,604)
Less voluntary waiver of transfer and shareholder servicing agent
fees -- Class Y                                                             (1,322)
                                                                        ------------
Net expenses                                                             1,556,090

====================================================================================
Net Investment Income                                                    5,200,284

====================================================================================
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from affiliated companies                                     (671,504)
Closing of futures contracts                                               (15,026)
                                                                        ------------
Net realized loss                                                         (686,530)
------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments from affiliated companies                                      736,820
Wrapper agreement                                                        1,416,450
                                                                        ------------
Net change                                                               2,153,270
                                                                        ------------
Net realized and unrealized gain                                         1,466,740

====================================================================================
Net Increase in Net Assets Resulting from Operations                    $6,667,024
                                                                        ============



See accompanying Notes to Financial Statements.



                   15 | OPPENHEIMER CAPITAL PRESERVATION FUND

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended October 31,                                          2002          2001
====================================================================================
Operations
Net investment income                                   $  5,200,284   $ 1,998,127
------------------------------------------------------------------------------------
Net realized loss                                           (686,530)      (17,928)
------------------------------------------------------------------------------------
Net change in unrealized appreciation                      2,153,270       137,509
                                                        ----------------------------
Net increase in net assets resulting from operations       6,667,024     2,117,708

====================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                   (2,422,826)   (1,836,830)
Class B                                                     (102,516)      (31,203)
Class C                                                     (205,654)      (30,177)
Class N                                                   (2,350,783)     (102,592)
Class Y                                                          (95)         (112)
------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                     (726,971)     (107,664)
Class B                                                      (38,902)       (2,115)
Class C                                                      (79,157)       (1,836)
Class N                                                     (740,098)       (5,172)
Class Y                                                          (23)           (7)


====================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                   28,403,767    39,748,021
Class B                                                    3,427,529     1,446,083
Class C                                                   10,595,020     1,797,331
Class N                                                  111,483,337     7,310,278
Class Y                                                          120         1,120

====================================================================================
Net Assets
Total increase                                           153,909,772    50,302,833
------------------------------------------------------------------------------------
Beginning of period                                       61,114,361    10,811,528
                                                        ----------------------------
End of period [including overdistributed net investment
income of $6,233 and $4,605, respectively]              $215,024,133   $61,114,361
                                                        ============================



See accompanying Notes to Financial Statements.



                   16 | OPPENHEIMER CAPITAL PRESERVATION FUND

FINANCIAL HIGHLIGHTS


Class A     Year Ended October 31                  2002     2001       2000     1999 1
======================================================================================
Per Share Operating Data
Net asset value, beginning of period            $ 10.00  $ 10.00   $ 10.00   $ 10.00
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .42      .56       .57       .05
Net realized and unrealized gain                    .09      .02       .03        --
                                                --------------------------------------
Total from investment operations                    .51      .58       .60       .05
--------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.41)    (.55)     (.60)     (.05)
Tax return of capital distribution                 (.10)    (.03)       --        --
                                                --------------------------------------
Total dividends and/or distributions
to shareholders                                    (.51)    (.58)     (.60)     (.05)
--------------------------------------------------------------------------------------
Net asset value, end of period                   $10.00   $10.00    $10.00    $10.00
                                                ======================================

======================================================================================
Total Return, at Net Asset Value 2                 5.25%    6.00%     6.18%     0.55%

======================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)        $78,552  $50,179   $10,431      $100
--------------------------------------------------------------------------------------
Average net assets (in thousands)               $62,359  $33,976   $ 7,171      $100
--------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                              3.90%    5.39%     5.55%     5.75%
Expenses                                           1.71%    1.58%     1.96%     1.55%
Expenses, net of reduction to custodian expenses,
voluntary reimbursement of expenses and/or
voluntary waiver of transfer agent fees            1.18%    1.14%     1.51%     1.12%
--------------------------------------------------------------------------------------
Portfolio turnover rate                              47%      36%       89%        0%



1. For the period from September 27, 1999 (inception of offering) to October 31, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.




                   17 | OPPENHEIMER CAPITAL PRESERVATION FUND

FINANCIAL HIGHLIGHTS  Continued

Class  B    Year Ended October 31                  2002     2001      2000      1999 1
======================================================================================
Per Share Operating Data
Net asset value, beginning of period             $10.00   $10.00    $10.00    $10.00
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .37      .50       .51       .05
Net realized and unrealized gain                    .08      .02       .02        --
                                                --------------------------------------
Total from investment operations                    .45      .52       .53       .05
--------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.35)    (.49)     (.53)     (.05)
Tax return of capital distribution                 (.10)    (.03)       --        --
                                                --------------------------------------
Total dividends and/or
distributions to shareholders                      (.45)    (.52)     (.53)     (.05)
--------------------------------------------------------------------------------------
Net asset value, end of period                   $10.00   $10.00    $10.00    $10.00
                                                ======================================

======================================================================================
Total Return, at Net Asset Value 2                 4.59%    5.31%     5.43%     0.48%

======================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)         $5,205   $1,777      $331        $1
--------------------------------------------------------------------------------------
Average net assets (in thousands)                $3,337   $  676      $ 82        $1
--------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                              3.15%    4.61%     4.55%     5.10%
Expenses                                           2.37%    2.34%     2.71%     2.25%
Expenses, net of reduction to custodian expenses,
voluntary reimbursement of expenses and/or
voluntary waiver of transfer agent fees            1.84%    1.90%     2.26%     1.81%
--------------------------------------------------------------------------------------
Portfolio turnover rate                              47%      36%       89%        0%



1. For the period from September 27, 1999 (inception of offering) to October 31, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.



                   18 | OPPENHEIMER CAPITAL PRESERVATION FUND

Class C     Year Ended October 31                  2002     2001      2000      1999 1
======================================================================================
Per Share Operating Data
Net asset value, beginning of period            $ 10.00  $ 10.00   $ 10.00   $ 10.00
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .38      .51       .50       .05
Net realized and unrealized gain                    .07      .01       .03        --
                                                --------------------------------------
Total from investment operations                    .45      .52       .53       .05
--------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.35)    (.49)     (.53)     (.05)
Tax return of capital distribution                 (.10)    (.03)       --        --
                                                --------------------------------------
Total dividends and/or distributions
to shareholders                                    (.45)    (.52)     (.53)     (.05)
--------------------------------------------------------------------------------------
Net asset value, end of period                   $10.00   $10.00    $10.00    $10.00
                                                ======================================

======================================================================================
Total Return, at Net Asset Value 2                 4.58%    5.31%     5.43%     0.48%

======================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)        $12,437   $1,845       $48        $1
--------------------------------------------------------------------------------------
Average net assets (in thousands)               $ 6,790   $  652       $25        $1
--------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                              3.07%    4.54%     4.65%     5.10%
Expenses                                           2.35%    2.36%     2.71%     2.25%
Expenses, net of reduction to custodian expenses,
voluntary reimbursement of expenses and/or
voluntary waiver of transfer agent fees            1.82%    1.92%     2.26%     1.81%
--------------------------------------------------------------------------------------
Portfolio turnover rate                              47%      36%       89%        0%


1. For the period from September 27, 1999 (inception of offering) to October 31, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.



                   19 | OPPENHEIMER CAPITAL PRESERVATION FUND

FINANCIAL highlights  Continued

Class N     Year Ended October 31,                             2002      2001 1
===============================================================================
Per Share Operating Data
Net asset value, beginning of period                        $ 10.00   $ 10.00
-------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .45       .38
Net realized and unrealized gain                                .07        -- 2
                                                            -------------------
Total from investment operations                                .52       .38
-------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.42)     (.36)
Tax return of capital distribution                             (.10)     (.02)
                                                            -------------------
Total dividends and/or distributions
to shareholders                                                (.52)     (.38)
-------------------------------------------------------------------------------
Net asset value, end of period                               $10.00    $10.00
                                                            ===================

===============================================================================
Total Return, at Net Asset Value 3                             5.29%     3.88%

===============================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $118,829    $7,311
-------------------------------------------------------------------------------
Average net assets (in thousands)                          $ 63,485    $3,002
-------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                          3.86%     5.18%
Expenses                                                       1.52%     1.64%
Expenses, net of reduction to custodian expenses,
voluntary reimbursement of expenses and/or
voluntary waiver of transfer agent fees                        0.99%     1.20%
-------------------------------------------------------------------------------
Portfolio turnover rate                                          47%       36%



1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.




                   20 | OPPENHEIMER CAPITAL PRESERVATION FUND

Class Y      Year Ended October 31              2002      2001     2000      1999 1
=====================================================================================
Per Share Operating Data
Net asset value, beginning of period             $10.00   $10.00    $10.00   $10.00
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .41      .58       .59      .06
Net realized and unrealized gain                    .11      .03       .03       --
                                                -------------------------------------
Total from investment operations                    .52      .61       .62      .06
-------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.42)    (.58)     (.62)    (.06)
Tax return of capital distribution                 (.10)    (.03)       --       --
                                                -------------------------------------
Total dividends and/or distributions
to shareholders                                    (.52)    (.61)     (.62)    (.06)
-------------------------------------------------------------------------------------
Net asset value, end of period                   $10.00   $10.00    $10.00   $10.00
                                                =====================================

=====================================================================================
Total Return, at Net Asset Value 2                 5.35%    6.25%     6.43%    0.57%

=====================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $2       $2        $1       $1
-------------------------------------------------------------------------------------
Average net assets (in thousands)                    $2       $2        $1       $1
-------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                              4.13%    5.73%     5.88%    6.19%
Expenses                                          67.64%   43.02%     1.71%    1.15%
Expenses, net of reduction to custodian expenses,
voluntary reimbursement of expenses and/or
voluntary waiver of transfer agent fees            1.09%    0.82%     1.26%    0.72%
-------------------------------------------------------------------------------------
Portfolio turnover rate                              47%      36%       89%       0%



1. For the period from September 27, 1999 (inception of offering) to October 31, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.




                   21 | OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS



================================================================================
1. Significant Accounting Policies
Oppenheimer Capital Preservation Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
   The Fund seeks high current income while seeking to maintain a stable value per share. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are offered solely to participant-directed qualified retirement plans and 403(b)(7) Custodial Plans meeting specified criteria (the Plans). Plan participant purchases of Fund shares are handled in accordance with each Plan's specific provisions. Plan participants should contact their Plan administrator for details concerning how they may purchase shares of the Fund.
   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold with a front-end sales charge of 3.50%, and reduced for larger purchases. Class B, Class C and Class N shares are offered without a front-end sales charge, but may be subject to a contingent deferred-sales charge (CDSC) if redeemed within 5 years or 12 months or 18 months, respectively, of purchase. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are offered without front-end and contingent-deferred sales charges. Class Y shares are only available for plans that have special arrangements with OppenheimerFunds Distributor, Inc. (the Distributor).
   All classes of shares have identical rights and voting privileges,. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. The Fund will, under normal circumstances, invest in Class Y shares of Oppenheimer Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund, and in shares of Oppenheimer Money Market Fund, Inc. (collectively referred to as the "underlying funds"). The net asset values of the underlying funds are determined as of the close of The New York Stock Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.
   The Fund may invest in certain portfolio securities, as described in the Fund's prospectus. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values



                   22 | OPPENHEIMER CAPITAL PRESERVATION FUND based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
   The Fund will, under normal circumstances, enter into wrapper agreements with insurance companies and banks. If an insurance wrap contract or a synthetic Guaranteed Investment Contract, collectively, "wrapper agreement" obligates the contract provider to maintain the book value of all or a portion of the Fund's investments up to a specified maximum dollar amount, such contract will be valued at its fair value. The book value of the covered assets is the price the Fund paid for such securities plus interest on those assets accrued at a rate calculated pursuant to a formula specified in the wrapper agreement ("crediting rate"). The crediting rate is normally reset monthly. However, if there is a material change in interest rates or purchases or redemptions of fund shares, the crediting rate may be reset more frequently. The fair value of the contract generally will be equal to the difference between the book value, and the market value of the Fund's portfolio investments subject to the contract. If the market value of the Fund's portfolio investments is greater than its Book Value, the contract value will be reflected as a liability of the Fund in the amount of the difference, i.e. a negative value. If the market value of the Fund's portfolio investments is less than its Book Value, the contract value will be reflected as an asset of the Fund in the amount of the difference, i.e. a positive value, reflecting the potential liability of the contract provider to the Fund. In performing its fair value determination, the Board of Trustees will take into consideration the creditworthiness of the contract provider and the ability and willingness of the contract provider to pay amounts under the contract. As of October 31, 2002, the Fund has entered into one wrapper agreement, with the Bank of America, NA. Total fees paid for the year ended October 31, 2002, to Bank of America, NA, for this agreement were $224,700.

--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.



                   23 | OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
   During the fiscal year ended October 31, 2002, the Fund utilized $61,000 of capital loss carryforward to offset capital gains realized in the current fiscal year.

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2002, the Fund's projected benefit obligations were increased by $1,627 resulting in an accumulated liability of $6,232 as of October 31, 2002.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-distribution date. The Board of Trustees, in an effort to maintain a stable net asset value per share in the event of an additional distribution, may declare, effective on the ex-distribution date of an additional distribution, a reverse split of the shares of the Fund in an amount that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before that distribution was paid. Also, in an effort to maintain a stable net asset value per share, the Fund may distribute return of capital dividends.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ



                   24 | OPPENHEIMER CAPITAL PRESERVATION FUND from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $1,585,151, a decrease in overdistributed net investment income of $1,465,113, and a decrease in accumulated net realized loss on investments of $120,038. As noted in the Statements of Changes in Net Assets for federal income tax purposes, the Fund realized a return of capital of $1,585,151. Net assets of the Fund were unaffected by this reclassification.

The tax character of distributions paid during the year ended October 31, 2002 and year ended October 31, 2001 was as follows:

                                           Year Ended        Year Ended
                                     October 31, 2002  October 31, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income           $5,004,878        $2,000,914
                 Long-term capital gain            --                --
                 Return of capital          1,662,147           116,794
                                           ----------------------------
                 Total                     $6,667,025        $2,117,708
                                           ============================

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:


                 Overdistributed net investment income     $   (6,233)
                 Accumulated net realized loss               (640,865)
                 Net unrealized appreciation                2,379,876
                                                           ----------
                 Total                                     $1,732,778
                                                           ==========

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                   25 | OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the year ended October 31, 2002 were as follows:

                         Year Ended October 31, 2002   Year Ended October 31, 2001 1
                                Shares        Amount         Shares         Amount
------------------------------------------------------------------------------------
Class A
Sold                         4,777,641  $ 47,776,413      5,416,470    $54,164,792
Dividends and/or
distributions reinvested       315,148     3,151,481        194,231      1,942,226
Redeemed                    (2,252,412)  (22,524,127)    (1,635,901)   (16,358,997)
                          ----------------------------------------------------------
Net increase                 2,840,377  $ 28,403,767      3,974,800    $39,748,021
                          ==========================================================

------------------------------------------------------------------------------------
Class B
Sold                           502,556  $  5,025,559        173,294    $ 1,732,954
Dividends and/or
distributions reinvested        14,387       143,871          3,347         33,468
Redeemed                      (174,190)   (1,741,901)       (32,033)      (320,339)
                          ----------------------------------------------------------
Net increase                   342,753  $  3,427,529        144,608    $ 1,446,083
                          ==========================================================

------------------------------------------------------------------------------------
Class C
Sold                         1,306,242  $ 13,062,427        257,970    $ 2,579,700
Dividends and/or
distributions reinvested        28,550       285,500          3,249         32,499
Redeemed                      (275,290)   (2,752,907)       (81,486)      (814,868)
                          ----------------------------------------------------------
Net increase                 1,059,502  $ 10,595,020        179,733    $ 1,797,331
                          ==========================================================

------------------------------------------------------------------------------------
Class N
Sold                        13,543,716  $135,437,153        785,793    $ 7,858,058
Dividends and/or
distributions reinvested       308,954     3,089,545         10,813        108,019
Redeemed                    (2,704,336)  (27,043,361)       (65,579)      (655,799)
                          ----------------------------------------------------------
Net increase                11,148,334  $111,483,337        731,027    $ 7,310,278
                          ==========================================================

------------------------------------------------------------------------------------
Class Y
Sold                                --  $         --            100    $     1,000
Dividends and/or
distributions reinvested            12           120             12            120
Redeemed                            --            --             --             --
                          ----------------------------------------------------------
Net increase                        12  $        120            112    $     1,120
                          ==========================================================

1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.



                   26 | OPPENHEIMER CAPITAL PRESERVATION FUND

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $214,300,878 and $62,515,386, respectively.

As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $212,258,360 was composed of:

                     Gross unrealized appreciation  $ 2,277,645
                     Gross unrealized depreciation   (1,720,686)
                                                    -----------
                     Net unrealized appreciation    $   556,959
                                                    ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.


================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The management fees payable by the Fund are reduced by the management fees paid by the underlying Oppenheimer funds on assets representing investments by the Fund in shares of those underlying funds. That is done so that shareholders of the Fund do not pay direct and indirect management fees in excess of 0.75%.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
   Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. Beginning November 1, 2002, transfer agent fees for Class Y shares are limited to 0.35% of the Fund's average daily net assets. This undertaking may be amended or withdrawn at any time.



                   27 | OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

               Aggregate         Class A    Concessions    Concessions    Concessions    Concessions
               Front-End       Front-End     on Class A     on Class B     on Class C     on Class N
           Sales Charges   Sales Charges         Shares         Shares         Shares         Shares
              on Class A     Retained by    Advanced by    Advanced by    Advanced by    Advanced by
Year Ended        Shares     Distributor  Distributor 1  Distributor 1  Distributor 1  Distributor 1
----------------------------------------------------------------------------------------------------
October 31, 2002 $68,872            $756        $63,148      $ 106,463        $99,210       $270,308

1. The Distributor advances concessions payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                            Class A       Class B        Class C        Class N
                         Contingent    Contingent     Contingent     Contingent
                           Deferred      Deferred       Deferred       Deferred
                      Sales Charges Sales Charges  Sales Charges  Sales Charges
                        Retained by   Retained by    Retained by    Retained by
Year Ended              Distributor   Distributor    Distributor    Distributor
--------------------------------------------------------------------------------
October 31, 2002            $12,918        $9,627         $7,434       $166,036


--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended October 31, 2002, payments under the Class A Plan totaled $151,854, all of which were paid by the Distributor to recipients, and included $4,325 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.



                   28 | OPPENHEIMER CAPITAL PRESERVATION FUND

Distribution fees paid to the Distributor for the year ended October 31, 2002, were as follows:

                                                                 Distributor's
                                                  Distributor's      Aggregate
                                                      Aggregate   Unreimbursed
                                                   Unreimbursed  Expenses as %
                   Total Payments Amount Retained      Expenses  of Net Assets
                       Under Plan  by Distributor    Under Plan       of Class
------------------------------------------------------------------------------
Class B Plan             $ 33,280         $30,824      $147,255          2.83%
Class C Plan               67,612          56,069       130,066          1.05
Class N Plan              157,951              --       150,700          0.13



================================================================================
5. Illiquid or Restricted Securities
As of October 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. A Wrapper Agreement is considered to be an illiquid security. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities.

================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at October 31, 2002.



                   29 | OPPENHEIMER CAPITAL PRESERVATION FUND

INDEPENDENT AUDITORS' REPORT



================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Capital Preservation Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Preservation Fund, including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and the period from September 27, 1999 (inception of offering) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Preservation Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and the period from September 27, 1999 (inception of offering) to October 31, 1999, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP

Denver, Colorado
November 21, 2002



                   30 | OPPENHEIMER CAPITAL PRESERVATION FUND

FEDERAL INCOME TAX INFORMATION Unaudited


================================================================================
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   None of the dividends paid by the Fund during the year ended October 31, 2002 are eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                   31 | OPPENHEIMER CAPITAL PRESERVATION FUND

TRUSTEES AND OFFICERS


===========================================================================================
Name, Position(s) Held     Principal Occupation(s) During Past 5 Years; Other
with Fund, Length of       Trusteeships/Directorships Held by Trustee; Number of
Service, Age               Portfolios in Fund Complex Currently Overseen by Trustee

INDEPENDENT                The address of each Trustee in the chart below is 6803 S.
TRUSTEES                   Tucson Way, Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation,
                           retirement, death or removal.

Leon Levy,                 General Partner (since 1982) of Odyssey Partners, L.P.
Chairman of the            (investment partnership) and Chairman of the Board (since
Board of Trustees          1981) of Avatar Holdings, Inc. (real estate development).
(since 1999)               Oversees 31 portfolios in the OppenheimerFunds complex.
Age: 77

Robert G. Galli,           A trustee or director of other Oppenheimer funds. Formerly
Trustee (since 1999)       Vice Chairman (October 1995-December 1997) of
Age: 69                    OppenheimerFunds, Inc. (the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths,      The Director (since 1991) of the Institute for Advanced
Trustee, (since 1999)      Study, Princeton, N.J., director (since 2001) of GSI
Age: 64                    Lumonics and a member of the National Academy of Sciences
                           (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research
                           Triangle Institute, Raleigh, N.C., and a Professor of
                           Mathematics at Harvard University. Oversees 31 portfolios in the OppenheimerFunds complex.

Benjamin Lipstein,         Professor Emeritus of Marketing, Stern Graduate School of
Trustee (since 1999)       Business Administration, New York University. Oversees 31
Age: 79                    portfolios in the OppenheimerFunds complex.

Joel W. Motley,            Director (January 2002-present), Columbia Equity Financial
Trustee (since 2002)       Corp. (privately-held financial adviser); Managing Director
Age: 50                    (January 2002-present), Carmona Motley, Inc. (privately-held financial adviser); Formerly he held the following
                           positions: Managing Director (January 1998-December 2001),
                           Carmona Motley Hoffman Inc. (privately-held financial
                           adviser); Managing Director (January 1992-December 1997),
                           Carmona Motley & Co. (privately-held financial adviser).
                           Oversees 31 portfolios in the OppenheimerFunds complex.

Elizabeth B. Moynihan,     Author and architectural historian; a trustee of the Freer
Trustee (since 1999)       Gallery of Art and Arthur M. Sackler Gallery (Smithsonian
Age: 73                    Institute), Trustees Council of the National Building
                           Museum; a member of the Trustees Council, Preservation
                           League of New York State. Oversees 31 portfolios in the
                           OppenheimerFunds complex.

Kenneth A. Randall,        A director of Dominion Resources, Inc. (electric utility
Trustee (since 1999)       holding company) and Prime Retail, Inc. (real estate
Age: 75                    investment trust); formerly a director of Dominion Energy,
                           Inc. (electric power and oil & gas producer), President and
                           Chief Executive Officer of The Conference Board, Inc.
                           (international economic and business research) and a
                           director of Lumbermens Mutual Casualty Company, American
                           Motorists Insurance Company and American Manufacturers
                           Mutual Insurance Company. Oversees 31 portfolios in the
                           OppenheimerFunds complex.




                   32 | OPPENHEIMER CAPITAL PRESERVATION FUND

Edward V. Regan,           President, Baruch College, CUNY; a director of RBAsset (real
Trustee (since 1999)       estate manager); a director of OffitBank; formerly Trustee,
Age: 72                    Financial Accounting Foundation (FASB and GASB), Senior
                           Fellow of Jerome Levy Economics Institute, Bard College,
                           Chairman of Municipal Assistance Corporation for the City of
                           New York, New York State Comptroller and Trustee of New York
                           State and Local Retirement Fund. Oversees 31 investment
                           companies in the OppenheimerFunds complex.

Russell S. Reynolds, Jr.,  Chairman (since 1993) of The Directorship Search Group, Inc.
Trustee (since 1999)       (corporate governance consulting and executive recruiting);
Age: 70                    a life trustee of International House (non-profit
                           educational organization), and a trustee (since 1996) of the
                           Greenwich Historical Society. Oversees 31 portfolios in the
                           OppenheimerFunds complex.

Donald W. Spiro,           Chairman Emeritus (since January 1991) of the Manager.
Vice Chairman of           Formerly a director (January 1969-August 1999) of the
the Board of Trustees      Manager. Oversees 31 portfolios in the OppenheimerFunds
(since 1999)               complex.
Age: 76

Clayton K. Yeutter,        Of Counsel (since 1993), Hogan & Hartson (a law firm). Other
Trustee (since 1999)       directorships: Caterpillar, Inc. (since 1993) and
Age: 71                    Weyerhaeuser Co. (since 1999). Oversees 31 portfolios in the
                           OppenheimerFunds complex.


===========================================================================================
INTERESTED TRUSTEE         The address of Mr. Murphy in the chart below is 498 Seventh
AND OFFICER                Avenue, New York, NY 10018. Mr. Murphy serves for an
                           indefinite term, until his resignation, death or removal.

John V. Murphy,            Chairman, Chief Executive Officer and director (since June
President and Trustee      2001) and President (since September 2000) of the Manager;
(since 2001)               President and a director or trustee of other Oppenheimer
Age: 53                    funds; President and a director (since July 2001) of
                           Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a
                           holding company subsidiary of the Manager); a director
                           (since November 2001) of OppenheimerFunds Distributor, Inc.
                           (a subsidiary of the Manager); Chairman and a director
                           (since July 2001) of Shareholder Services, Inc. and of
                           Shareholder Financial Services, Inc. (transfer agent
                           subsidiaries of the Manager); President and a director
                           (since July 2001) of OppenheimerFunds Legacy Program (a
                           charitable trust program established by the Manager); a
                           director of the investment advisory subsidiaries of the
                           Manager: OFI Institutional Asset Management, Inc. and
                           Centennial Asset Management Corporation (since November
                           2001), HarbourView Asset Management Corporation and OFI
                           Private Investments, Inc. (since July 2001); President
                           (since November 1, 2001) and a director (since July 2001) of
                           Oppenheimer Real Asset Management, Inc.; a director (since
                           November 2001) of Trinity Investment Management Corp. and
                           Tremont Advisers, Inc. (Investment advisory affiliates of
                           the Manager); Executive Vice President (since February 1997)
                           of Massachusetts Mutual Life Insurance Company (the
                           Manager's parent company); a director (since June 1995) of
                           DLB Acquisition Corporation (a holding company that holds
                           the shares of David L. Babson & Company, Inc.); formerly,
                           Chief Operating Officer (September 2000-June 2001) of the
                           Manager; President and trustee (November 1999-November 2001)
                           of MML Series Investment Fund and MassMutual Institutional
                           Funds (open-end investment companies); a director (September
                           1999-August 2000) of C.M. Life Insurance Company; President,
                           Chief Executive Officer and director (September 1999-August
                           2000) of MML Bay State Life Insurance Company; a director
                           (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia
                           Savings Bank (a wholly-owned subsidiary of Emerald Isle
                           Bancorp). Oversees 69 portfolios in the OppenheimerFunds
                           complex.




                   33 | OPPENHEIMER CAPITAL PRESERVATION FUND

TRUSTEES AND OFFICERS  Continued



===========================================================================================
OFFICERS                   The address of the Officers in the chart below is as
                           follows: for Messrs. Manioudakis and Zack, 498 Seventh
                           Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson
                           Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Angelo Manioudakis,        Senior Vice President of the Manager (since April 2002);
Vice President             formerly Executive Director and portfolio manager for
(since 2002)               Miller, Anderson & Sherrerd, a division of Morgan Stanley
Age: 35                    Investment Management (August 1993-April 2002). An officer of 9 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,           Senior Vice President and Treasurer (since March 1999) of
Treasurer, Principal       the Manager; Treasurer (since March 1999) of HarbourView
Financial and Accounting   Asset Management Corporation, Shareholder Services, Inc.,
Officer                    Oppenheimer Real Asset Management Corporation, Shareholder
(since 1999)               Financial Services, Inc., Oppenheimer Partnership Holdings,
Age: 43                    Inc., OFI Private Investments, Inc. (since March 2000),
                           OppenheimerFunds International Ltd. and Oppenheimer
                           Millennium Funds plc (since May 2000) and OFI Institutional
                           Asset Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                           Financial Officer (since May 2000) of Oppenheimer Trust
                           Company (a trust company subsidiary of the Manager);
                           Assistant Treasurer (since March 1999) of Oppenheimer
                           Acquisition Corp. and OppenheimerFunds Legacy Program (since
                           April 2000); formerly Principal and Chief Operating Officer
                           (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                           Services Division. An officer of 85 portfolios in the
                           OppenheimerFunds complex.

Robert G. Zack,            Senior Vice President (since May 1985) and General Counsel
Secretary                  (since February 2002) of the Manager; General Counsel and a
(since 2001)               director (since November 2001) of OppenheimerFunds
Age: 54                    Distributor, Inc.; Senior Vice President and General Counsel
                           (since November 2001) of HarbourView Asset Management
                           Corporation; Vice President and a director (since November
                           2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice
                           President, General Counsel and a director (since November
                           2001) of Shareholder Services, Inc., Shareholder Financial
                           Services, Inc., OFI Private Investments, Inc., Oppenheimer
                           Trust Company and OFI Institutional Asset Management, Inc.;
                           General Counsel (since November 2001) of Centennial Asset
                           Management Corporation; a director (since November 2001) of
                           Oppenheimer Real Asset Management, Inc.; Assistant Secretary
                           and a director (since November 2001) of OppenheimerFunds
                           International Ltd.; Vice President (since November 2001) of
                           OppenheimerFunds Legacy Program; Secretary (since November
                           2001) of Oppenheimer Acquisition Corp.; formerly Acting
                           General Counsel (November 2001-February 2002) and Associate
                           General Counsel (May 1981-October 2001) of the Manager;
                           Assistant Secretary of Shareholder Services, Inc. (May
                           1985-November 2001), Shareholder Financial Services, Inc.
                           (November 1989-November 2001); OppenheimerFunds
                           International Ltd. and Oppenheimer Millennium Funds plc
                           (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.




                   34 | OPPENHEIMER CAPITAL PRESERVATION FUND

OPPENHEIMER CAPITAL PRESERVATION FUND



================================================================================
Investment Advisor             OppenheimerFunds, Inc.

================================================================================
Distributor                    OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder       OppenheimerFunds Services
Servicing Agent

================================================================================
Independent Auditors           KPMG LLP

================================================================================
Legal Counsel                  Mayer Brown Rowe & Maw



(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.



                   35 | OPPENHEIMER CAPITAL PRESERVATION FUND

OPPENHEIMERFUNDS FAMILY

==========================================================================================================
Global Equity           Developing Markets Fund                       Global Fund
                        International Small Company Fund              Quest Global Value Fund
                        Europe Fund                                   Global Growth & Income Fund
                        International Growth Fund
----------------------------------------------------------------------------------------------------------
Equity                  Stock                                         Stock & Bond
                        Emerging Technologies Fund                    Quest Opportunity Value Fund
                        Emerging Growth Fund                          Total Return Fund
                        Enterprise Fund                               Quest Balanced Value Fund
                        Discovery Fund                                Capital Income Fund
                        Main Street(R)Small Cap Fund                  Multiple Strategies Fund
                        Small Cap Value Fund                          Disciplined Allocation Fund
                        MidCap Fund                                   Convertible Securities Fund
                        Main Street(R)Opportunity Fund                Specialty
                        Growth Fund                                   Real Asset Fund(R)
                        Capital Appreciation Fund                     Gold & Special Minerals Fund
                        Main Street(R)Growth & Income Fund            Tremont Market Neutral Fund, LLC 1
                        Value Fund                                    Tremont Opportunity Fund, LLC 1
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
----------------------------------------------------------------------------------------------------------
Income                  Taxable                                       Rochester Division
                        International Bond Fund                       California Municipal Fund 3
                        High Yield Fund                               New Jersey Municipal Fund 3
                        Champion Income Fund                          New York Municipal Fund 3
                        Strategic Income Fund                         Municipal Bond Fund
                        Bond Fund                                     Limited Term Municipal Fund 4
                        Senior Floating Rate Fund                     Rochester National Municipals
                        U.S. Government Trust                         Rochester Fund Municipals
                        Limited-Term Government Fund                  Limited Term New York Municipal Fund
                        Capital Preservation Fund 2                   Pennsylvania Municipal Fund 3
----------------------------------------------------------------------------------------------------------
Select Managers         Stock                                         Stock & Bond
                        Mercury Advisors Focus Growth Fund            QM Active Balanced Fund 2
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund 5
                        Mercury Advisors S&P 500(R) Index Fund 2
----------------------------------------------------------------------------------------------------------
Money Market 6          Money Market Fund                             Cash Reserves


1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
2. Available only through qualified retirement plans.
3. Available to investors only in certain states.
4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on October 31, 2002.
5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.



                   36 | OPPENHEIMER CAPITAL PRESERVATION FUND

1.800.CALL OPP PHONELINK

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

  o Obtain account balances, share price (NAV) and dividends paid

  o Verify your most recent transactions

  o Buy, redeem or exchange mutual fund shares

  o Create custom lists of your accounts, funds or market indices

  o Order duplicate statements or Form 1099 DIV

  o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

  o Speak to a Customer Service Representative 1 by saying "Agent" when prompted

  o And more!



Quick list of PhoneLink commands

Say                                     To:

[Account # or Social Security # + PIN]  Get dollar and share balances, NAVs, transaction history or request
                                        transactions

[Fund name, share class]                Get current price/dividend information

Balance                                 Hear your balance/list of accounts

History                                 Hear your most recent transactions

Purchase or buy                         Buy shares

Exchange                                Exchange shares

Liquidation or redemption               Sell shares

Dow Jones or Market Indices             Hear closing market information (Dow
                                        Jones Industrial Average, Nasdaq
                                        Composite and S&P 500)

Custom list                             Create, play or edit custom list of your
                                        accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.



                   37 | OPPENHEIMER CAPITAL PRESERVATION FUND

INFORMATION AND SERVICES

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--------------------------------------------------------------------------------
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Representatives also available Mon-Fri 8am-9pm ET
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--------------------------------------------------------------------------------
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P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
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10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OCAPX  Class B: OCPBX  Class C: OCPCX  Class N: OCPNX  Class Y: OCPYX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                    [LOGO] OppenheimerFunds[R]
                                                           Distributor, Inc.

RA0755.001.1002   December 30, 2002